Quarterly Financial Information (Unaudited)	12 Months Ended
Sep. 30, 2020
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Information (Unaudited)
18. QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
(In thousands, except per share amounts):

	Three Months Ended
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Net sales (1)	$263,920	$223,711	$245,585	$166,043	$215,534	$221,307	$219,931	$137,431	$191,137	$184,406	$200,863	$105,399

Gross profit	90,264	75,123	79,372	51,291	69,476	75,410	67,405	40,906	56,003	51,361	65,211	29,461

Net income (loss)	$(64,359)	$(52,116)	$4,088	$(9,846)	$(920)	$1,511	$(1,516)	$(19,271)	$(4,564)	$(10,228)	$9,072	$12,465

Net income (loss) per common share:
Basic and Diluted	$(0.43)	$(0.44)	$0.04	$(0.09)	$(0.01)	$0.01	$(0.01)	$(0.18)	$(0.04)	$(0.09)	$0.08	$0.12

(1)
Net sales are impacted by seasonality as the Company has typically experienced moderately higher levels of sales of residential products in the second fiscal quarter of the year as a result of “early buy” sales. Net sales are also generally impacted by the number of days in a quarter or a year that contractors and other professionals are able to install products. This can vary dramatically based on, among other things, weather events such as rain, snow and extreme temperatures. The Company has generally experienced lower levels of sales of residential products in the first fiscal quarter due to adverse weather conditions in certain markets, which typically reduce the construction and renovation activity during the winter season. In addition, the Company has experienced higher levels of sales of bathroom partition products and locker products during the second half of a fiscal year, which includes the summer months when schools are typically closed and therefore are more likely to undergo remodel activities.